SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
March 10, 2004

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	not applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada (address of principal executive offices)	L6T 5P6 (Zip code)

     Registrant’s telephone number, including area code (905) 863-0000.

Item 5.	Other Events

On March 10, 2004, the Registrant issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Press release issued by the Registrant on March 10, 2004.

99.2	Notice of Blackout to the Registrant’s Board of Directors and Executive Officers Regarding Suspension of Trading.

Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

In light of the matters described above in Item 5, the Registrant has suspended all purchases of its common shares under its employee investment plans, stock option plans and stock purchase plans (the “Plans”), effective immediately. Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 245.104 of the Securities and Exchange Commission’s Regulation BTR, and concurrently with the filing of this Current Report on Form 8-K, the Registrant transmitted a notice of blackout to the members of its Board of Directors and its executive officers. The notice is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION
By:	/s/ Nicholas J. DeRoma
Nicholas J. DeRoma
Chief Legal Officer

By:	/s/ Blair F. Morrison
Blair F. Morrison
Assistant Secretary

Dated: March 10, 2004

EXHIBIT INDEX

99.1	Press release issued by the Registrant on March 10, 2004.

99.2	Notice of Blackout to the Registrant’s Board of Directors and Executive Officers Regarding Suspension of Trading.